UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 25, 2003
Date of earliest event reported

Commission File Number

0-17187

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)
(Zip Code)
(408) 542-5400
(Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired: None.
b.	Pro Forma Financial Information: None.
c.	Exhibits:
	99.1	Press Release dated November 25, 2003.

Item 12.  Results of Operations and Financial Condition

On November 25, 2003, LOGIC Devices Incorporated issued a press release announcing the financial results for its fourth quarter and fiscal year ended September 28, 2003. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
LOGIC Devices Incorporated (Registrant)

Date: November 25, 2003	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer

Date: November 25, 2003	By: /s/ Gary C. Schaefer Gary C. Schaefer Chief Financial Officer